Contact:
Jon Mills
Director - External Communications
Phone: (317) 658-4540
Email:  jon.mills@cummins.com

April 29, 2019

For Immediate Release

Cummins Reviewing Emissions Certification and Compliance Process for its Pickup Truck Applications
COLUMBUS, IN. - Cummins Inc. (NYSE: CMI) today announced that the company is formally reviewing its emissions certification and compliance process for its pickup truck applications.
Following conversations with the U.S. EPA and CARB regarding certification for the engines in the 2019 RAM 2500 and 3500 trucks, the company made the decision to review its certification process and compliance with emissions standards. This review is being conducted with external advisors to ensure the certification process for Cummins pickup truck applications is consistent with its internal policies, engineering standards and applicable laws. Cummins has voluntarily disclosed the review to our regulators and other agencies and will cooperate with them to ensure a complete and thorough review and implement recommendations for improvement.
Cummins strives to be a leader in developing and implementing technologies that provide customers with the highest performing products that also have the least impact on the environment, and it has a long history of working with governments and regulators to achieve these goals. Cummins remains committed to ensuring that its products meet all current and future emissions standards and delivering value to our customers.
About Cummins
Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service a broad portfolio of power solutions. The company's products range from diesel and natural gas engines to hybrid and electric platforms, as well as related technologies, including battery systems, fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins employed 62,610 people committed to powering a more prosperous world as of December 31, 2018. Cummins serves customers in approximately 190 countries and territories through a network of approximately 600 company-owned and independent distributor locations and over 7,600 dealer locations. Cummins earned about $2.1 billion on sales of $23.8 billion in 2018.

Forward-looking disclosure statement
 Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA percentage for the full year of 2019. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: the adoption and implementation of global emission standards; the price and availability of energy; the pace of infrastructure development; increasing global competition among our customers; general economic, business and financing conditions; governmental action; changes in our customers' business strategies; competitor pricing activity; expense volatility; labor relations; and (i) any adverse results of our internal review into our emissions certification process and compliance with emissions standards; (ii) a sustained slowdown or significant downturn in our markets; (iii) our truck manufacturing and OEM customers discontinuing outsourcing their engine needs; (iv) the development of new technologies; (v) the discovery of any significant additional problems with our engine platforms or aftertreatment systems in North America; (vi) performance or safety-related recalls; (vii) policy changes impacting international trade; (viii) the United Kingdom's decision to end its membership in the European Union; (xi) lower than anticipated market acceptance of our new or existing products or services; (x) a slowdown in infrastructure development and/or depressed commodity prices; (xi) vulnerability to supply chain shortages from single-sourced suppliers; (xii) potential security breaches or other disruptions to our information technology systems and data security; (xiii) financial distress or a change-in-control of one of our large truck OEM customers; (xiv) our reliance on significant earnings from investees that we do not directly control; (xv) our pursuit of strategic acquisitions and divestitures; and (xvi) other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2018 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.